Supplement dated February 11, 2022
to the Statement of Additional Information (the “SAI”), dated May 1, 2021, as supplemented, for the following fund:
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio (VP) - Long Government/Credit Bond Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced fund is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
VP - Long Government/Credit Bond Fund	John Dawson	7 RICs 24 other accounts	$3.15 billion $3.88 billion	None	Columbia Management	Columbia Management
	Tom Murphy	8 RICs 15 PIVs 28 other accounts	$3.22 billion $23.13 billion $4.24 billion	None
	Royce Wilson	7 RICs 22 other accounts	$3.15 billion $3.88 billion	None
	Shannon Rinehart(b)	25 other accounts	$3.75 billion	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2022.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-35 A (2/22)